SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) Dec 11, 2015

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Salisbury Bancorp, Inc.

(Exact name of registrant as specified in its charter)

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Connecticut (State of other jurisdiction of incorporation)	000-24751 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)

Registrant’s telephone number, including area code: (860) 435-9801

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Salisbury Bancorp, Inc. (“Salisbury”), NASDAQ Capital Market: “SAL”, the holding company for Salisbury Bank and Trust Company (the “Bank”), announced today that its President and Chief Executive Officer, Richard J. Cantele, Jr., and Chief Financial Officer, Donald E. White, will make a presentation at the Piper Jaffray Bank Symposium in West Palm Beach, FL held on December 14, 2015. The presentation slides, which include, among other things, review of financial results and trends through the period ended September 30, 2015, are available in the Shareholder Relations section of Salisbury’s website at salisburybank.com under News & Market Information/Presentations. The information in this Item 7.01 (including the Press Release furnished as Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and is not incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9. Financial Statements and Exhibits

Item 9.01		Financial Statements and Exhibits.

	(a)	Not Applicable.

	(b)	Not Applicable.

	(c)	Not Applicable.

(d)	Exhibits.

	Exhibit 99.1	Press Release dated December 11, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: December 11, 2015	By:	______________________________
Donald E. White
Executive Vice President and Chief Financial Officer